Exhibit (A)(9)

SUMMARY OF OPTIONS HELD BY [EMPLOYEE'S NAME]

The following chart provides a summary of the options to acquire TLC Vision common shares that you currently hold and how many options you will hold if you elect to participate in the Offer to Exchange.

======================================================================================================================
                     CURRENT OPTION HOLDINGS                                      OPTION HOLDINGS AFTER ELECTING
                                                                                  TO PARTICIPATE IN THE OFFER TO
                                                                                             EXCHANGE
======================================================================================================================
Grant Date    Number of     Option Price   Expiry Date   Eligible           Number of      Option Price    Expiry Date
             Unexercised                                  Option           Unexercised
               Options                                                       Options
----------------------------------------------------------------------------------------------------------------------
                                                         [Yes/No]
----------------------------------------------------------------------------------------------------------------------
                                                         [Yes/No]
----------------------------------------------------------------------------------------------------------------------
                                                         [Yes/No]
----------------------------------------------------------------------------------------------------------------------
                                                         [Yes/No]
======================================================================================================================

NOTE: New options granted under the Offer to Exchange will have the same vesting schedule as eligible options tendered and cancelled.